PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- Feb. 16, 2005*

Product Name                                                                                   Prospectus Form #      SAI Form #
American Express Retirement Advisor Advantage(R) Variable Annuity/ American
Express Retirement Advisor Select Variable Annuity(R) (April 30, 2004)                               S-6406 G           S-6325 A

American Express Retirement Advisor Advantage Plus(SM) Variable Annuity/
American Express Retirement Advisor Select Plus(SM) Variable Annuity (Oct. 29, 2004)                 S-6273 E         S-6325-1 C

American Express Retirement Advisor Advantage(R) Variable Annuity - Band 3
(April 30, 2004)                                                                                     S-6407 E           S-6325 A

American Express Guaranteed Term Annuity (April 30, 2004)                                            S-6401 T                N/A

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life issues the variable annuity contract(s) described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.

S-6273-5 A (2/05)

Valid until next prospectus update.

* Destroy April 29, 2005.